SELIGMAN
  ------------------------------
                    COMMON STOCK                            [Graphic Omitted]
                      FUND, INC.

                                                            MID-YEAR REPORT
                                                             JUNE 30, 2001

                                                              ------o------

                                                           SEEKING FAVORABLE

                                                           CURRENT INCOME AND

                                                            LONG-TERM GROWTH

                                                            OF BOTH INCOME

                                                              AND CAPITAL

                                                            WITHOUT EXPOSING

                                                              CAPITAL TO

                                                              UNDUE RISK

                                                           [Graphic Omitted]
                                                        J. & W. SELIGMAN & CO.
                                                             INCORPORATED
                                                           ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


                        TIMES CHANGE...

                        Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

[Graphic omitted]

                        In the late 19th century, as the country grew, Seligman
                        helped finance the westward expansion of the railroads,
                        the construction of the Panama Canal, and the launching
                        of urban transit systems. In the first part of the 20th
                        century, as America became an industrial power, the firm
                        helped fund the growing capital needs of the nascent
JAMES, JESSE AND        automobile and steel industries.
JOSEPH SELIGMAN, 1870
                        With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company --
                        Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


--------------------------------------------------------------------------------

TABLE OF CONTENTS

To the Shareholders ..................................   1
Interview With Your Portfolio Managers ...............   2
Performance Overview .................................   4
Portfolio Overview ...................................   6
Portfolio of Investments .............................   8
Statement of Assets and Liabilities ..................   9
Statement of Operations ..............................  10


Statements of Changes in Net Assets ..................  11
Notes to Financial Statements ........................  12
Financial Highlights .................................  15
Report of Independent Auditors .......................  17
Board of Directors ...................................  18
Executive Officers AND For More Information ..........  19
Glossary of Financial Terms ..........................  20
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

For the six months ended June 30, 2001, Seligman Common Stock Fund delivered a total return of -6.64%, based on the net asset value of Class A shares, slightly ahead of the Standard & Poor's 500 Composite Stock Index (S&P 500), which returned -6.70% for the same time period.

The first half of 2001 was difficult for most segments of the stock market, and for your Fund, as the US economy continued to slow appreciably and companies' earnings generally fell short of their targets. The current slowdown has been characterized by a dramatic decrease in capital expenditures, particularly in the technology area, a decrease in industrial production, weak corporate earnings, and rising unemployment. However, both consumer spending and the housing market have remained strong, and these factors have been crucial in helping the economy avoid a recession.

Technology companies in particular are struggling with overcapacity. During the technology boom of the late 1990's, many technology companies took advantage of readily available capital to build capacity, creating a glut that is now hurting profits. For the most part, industrial companies are in a better position than technology companies, but their profits have been hurt as well by a strong dollar and weak demand from abroad.

The Federal Reserve Board has responded aggressively to these circumstances, lowering interest rates six times during the first six months of 2001, for a total of 275 basis points. The Fed hopes that monetary easing will encourage increased business investment and stimulate growth. The Fed has indicated that it considers near-term economic weakness to be more threatening to prosperity than any inflationary pressures caused by monetary easing. In fact, inflationary forces have remained benign, giving the Fed flexibility to cut rates again later in the year.

Looking ahead to the remainder of 2001, we anticipate that the economy will respond favorably to the Fed's interest rate cuts. Economic response to changes in monetary policy typically has a lag time of six to nine months; therefore, the economy should begin to respond to this stimulus. Consumer spending could receive an additional boost from the federal tax rebate, as well as from lower energy prices.

Corporate earnings may well have bottomed out, and profits could begin to recover as early as the end of 2001, but more likely in 2002. Improved profits should translate into both more spending by businesses and better sentiment toward the stock market. Your Fund's portfolio is being repositioned to invest in sectors that should benefit from a recovering economy, such as consumer cyclicals and certain areas of technology.

Thank you for your continued support of Seligman Common Stock Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter.

By order of the Board of Directors,



/s/ WILLIAM C. MORRIS
----------------------
William C. Morris
Chairman                                        /s/ BRIAN T. ZINO
                                                ------------------
                                                Brian T. Zino
                                                President

August 10, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS


Q: HOW DID SELIGMAN COMMON STOCK FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2001?

A: For the six months ended June 30, 2001, Seligman Common Stock Fund posted a total return of -6.64% based on the net asset value of Class A shares. During the same time period, the Standard & Poor's 500 Composite Stock Index (S&P 500) returned -6.70%.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A: The US economy was weak during the first half of 2001, with most of the weakness caused by corporations cutting back sharply on their spending plans. In that sense, it has been more of a business slowdown than a consumer slowdown, given the fact that consumer spending has held up well throughout the period. The dropoff in capital spending is largely attributable to the fact that many companies invested heavily in technology in the late 1990's and into 2000. Having spent so aggressively, and in light of the current economic weakness, these same companies are now much more conservative in terms of making capital expenditures. The current trend is to wait for a return on previous investments before making further commitments. As a result, many corporations, particularly in the technology sector, are struggling with both excess capacity and decreased demand. This is a major reason why many companies' earnings have been under pressure, along with weak demand overseas and a strong US dollar. The Federal Reserve Board has attempted to counter the economic downturn through more aggressive monetary policy. The Fed has lowered interest rates 275 basis points thus far in 2001, and has hinted that more rate cuts are contemplated. Since inflation is stable, the Fed has the flexibility to continue to cut rates. The Fed appears to be seeking to foster business investment, something that will contribute greatly to renewed economic growth. If consumers continue to spend, the rest of the economy should eventually respond to the Fed's monetary stimulus.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY?

A: Since we expect an upturn in the economy by the beginning of the new year (and the stock market will likely anticipate a recovery), our strategy has been to ensure that the Fund is invested in the stocks we think will benefit most from an economic rebound. Instead of attempting to time the market, we prefer to position the Fund's portfolio according to how we think the market is likely to react to signs of an economic upturn over the next several months. At the beginning of the period under review, the Fund's portfolio was positioned defensively, but since then the portfolio has been moving from a value bias to a more growth-oriented bias. This repositioning will probably continue through the balance of 2001. The sectors we



                                [Graphic Omitted]

GROWTH AND INCOME TEAM: (STANDING, FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED, FROM LEFT) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER); (NOT PICTURED) RAY LAM, BRIAN TURNER

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Common Stock Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Rodney Collins, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund's objective.

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

    will favor include technology, consumer cyclicals, communication services, and health care. Areas we will emphasize less include utilities, energy, consumer staples, and basic materials.

Q:  WHAT SECTORS CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE?

A: Sectors that have contributed positively to the Fund's performance on an absolute basis include capital goods and communication services. Some of our stock selections in the technology sector also helped results relative to the benchmark, specifically our software and semiconductor picks. Our position in office equipment stocks was also a positive contributor to total return.

Q:  WHAT SECTORS DETRACTED FROM PORTFOLIO PERFORMANCE?

A: On an absolute basis, the areas that have hurt performance most this year are utilities, consumer staples, and health care. Some technology stocks hurt the portfolio, specifically those in the telecommunications and computer networking sectors, areas that have been experiencing difficulties due to overcapacity issues.

Q:  WHAT IS YOUR OUTLOOK?

A: In the coming months, we expect the economy to be helped by the Fed's series of interest rate cuts, the recent federal tax cut, lower energy prices, and efforts by businesses to reduce excess inventory. The Fed may cut interest rates again if conditions warrant, but we think that rates will remain fairly stable for the balance of the year. In our view, corporate profits will bottom out between now and the end of 2001. As we move into 2002, we expect the economy to begin to stabilize and then accelerate modestly. It is unlikely, however, that the economy will expand as rapidly as it did in the late 1990's. This is because corporations are likely to be cautious about increasing their capital spending. Nonetheless, there is the possibility of a sharp increase in capital expenditures, something that could boost the economy significantly. We believe that consumer spending will remain robust, helped by relatively low unemployment, lower energy prices, and a federal tax rebate. The stock market has traditionally anticipated upswings in the economy, and we expect stocks to move in advance of an economic recovery. For this reason, we think it is important to be invested in the companies that are likely to benefit from the anticipated upswing, and we have positioned Seligman Common Stock Fund accordingly.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2001

                                                                     AVERAGE ANNUAL
                                               ----------------------------------------------------------------
                                                                             CLASS B      CLASS C      CLASS D
                                                                              SINCE        SINCE        SINCE
                                      SIX       ONE       FIVE       10     INCEPTION    INCEPTION    INCEPTION
                                     MONTHS*    YEAR      YEARS     YEARS     4/22/96      5/27/99      5/3/93
                                     -----     -----      -----     -----     ------       ------       ------
CLASS A**
With Sales Charge                   (11.08)%   (17.95)%    5.35%     9.93%      n/a          n/a          n/a
Without Sales Charge                 (6.64)    (13.83)     6.38     10.46       n/a          n/a          n/a

CLASS B**
With CDSC+                          (11.57)    (18.72)     5.31       n/a     5.89%          n/a          n/a
Without CDSC                         (6.92)    (14.44)     5.58       n/a     6.02           n/a          n/a

CLASS C**
With Sales Charge and CDSC           (8.80)    (16.22)      n/a       n/a       n/a        (7.97)%        n/a
Without Sales Charge and CDSC        (6.98)    (14.49)      n/a       n/a       n/a        (7.54)         n/a

CLASS D**
With 1% CDSC                         (7.91)    (15.35)      n/a       n/a       n/a          n/a          n/a
Without CDSC                         (6.98)    (14.49)     5.59       n/a       n/a          n/a         8.24%

S&P 500***                           (6.70)    (14.83)    14.47     15.10     14.62++      (1.74)(o)    15.57+++

                                                                    NET ASSET VALUE DIVIDEND AND CAPITAL GAIN INFORMATION
                                                                    FOR THE SIX MONTHS ENDED JUNE 30, 2001

              JUNE 30, 2001    DECEMBER 31, 2000   JUNE 30, 2000    DIVIDENDS PAID                 CAPITAL GAIN
              -------------    -----------------   -------------    --------------                 ------------
CLASS A           $12.50            $13.41             $14.55            $0.02        REALIZED        $0.221
CLASS B            12.38             13.30              14.47               --        UNREALIZED       1.270++++
CLASS C            12.39             13.32              14.49               --
CLASS D            12.39             13.32              14.49               --


   Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in this Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

----------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The S&P 500 is an unmanaged benchmark that assumes investment of dividends, and excludes the effect of fees and/or sales charges. Investors cannot invest directly in an index.
   + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
 (o) From May 31, 1999.
++++ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2001.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT

            [Data below represent line charts in the printed piece]

CLASS A SHARES                                 CLASS B SHARES

JUNE 30, 1991 TO JUNE 30, 2001                 APRIL 22, 1996+ TO JUNE 30, 2001

6/30/91      9528                             4/22/96       10000
             10264                            6/30/96       10326
             10856                                          10394
             11038                            12/31/96      10921
6/30/92      11108                                          11064
             11416                            6/30/97       12742
             12035                                          13588
             12619                            12/31/97      13388
6/30/93      12923                                          14904
             13248                            6/30/98       14830
             13823                                          13655
             13174                            12/31/98      15595
6/30/94      13244                                          15399
             13764                            6/30/99       16741
             13562                                          15026
             14716                            12/31/99      16057
6/30/95      15786                                          16003
             16784                            6/30/00       15832
             17382                                          15854
             18264                            12/31/00      14552
6/30/96      18910                                          12845
             19063                            6/30/01       13546
             20066
             20373
6/30/97      23514
             25113
             24797
             27662
6/30/98      27578
             25437
             29110
             28803
6/30/99      31382
             28193
             30219
             30140
6/30/00      29903
             30006
             27599
             24388
6/30/01      25767


CLASS C SHARES                                CLASS D SHARES

MAY 27, 1999+ TO JUNE 30, 2001                MAY 3, 1993+ TO JUNE 30, 2001

5/27/99      9901                             5/3/93       10000
6/30/99      10388                            6/30/93      10256
9/30/99      9319                                          10484
12/31/99     9964                                          10908
3/31/00      9924                                          10348
6/30/00      9825                             6/30/94      10372
9/30/00      9840                                          10747
12/31/00     9033                                          10555
3/31/01      7968                                          11427
6/30/01      8402                             6/30/95      12241
                                                           12988
                                                           13423
                                                           14083
                                              6/30/96      14542
                                                           14638
                                                           15380
                                                           15581
                                              6/30/97      17945
                                                           19136
                                                           18865
                                                           21000
                                              6/30/98      20897
                                                           19243
                                                           21987
                                                           21698
                                              6/30/99      23602
                                                           21173
                                                           22640
                                                           22548
                                              6/30/00      22324
                                                           22354
                                                           20521
                                                           18102
                                              6/30/01      19088

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

----------------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effects of the 1% CDSC.
 + Inception date.

PORTFOLIO OVERVIEW



DIVERSIFICATION OF NET ASSETS
JUNE 30, 2001

                                                                                                PERCENT OF NET ASSETS
                                                                                               -----------------------
                                                                                               JUNE 30,   DECEMBER 31,
                                                ISSUES         COST                VALUE         2001         2000
                                                ------     ------------        ------------    --------   ------------
COMMON STOCKS:
    Basic Materials ..........................      1      $  2,802,676        $  2,760,576         0.5            --
    Biotechnology ............................      1         2,618,438           3,317,020         0.6            --
    Chemicals ................................     --                --                  --          --           0.5
    Communication Equipment ..................      5        18,811,154           9,319,318         1.7           1.0
    Communications ...........................      4        27,828,323          26,265,719         4.8           3.7
    Consumer Goods and Services ..............      3        19,021,344          18,534,440         3.4           6.3
    Drugs and Health Care ....................      7        55,918,813          75,586,082        13.9          15.0
    Electric and Gas Utilities ...............      3        16,724,143          20,260,819         3.7           7.9
    Electronic Technology ....................     13       105,342,604          75,354,264        13.8          13.0
    Energy ...................................      5        26,930,912          38,554,803         7.1           8.2
    Finance and Insurance ....................      7        44,193,337          87,619,822        16.1          21.1
    Leisure and Hotels .......................      1         2,881,689           3,008,496         0.6            --
    Machinery and Industrial Equipment .......      2        22,313,177          39,461,346         7.2           7.4
    Media ....................................      4        23,760,623          24,102,695         4.4           0.9
    Office Equipment .........................      1        16,406,193          15,449,616         2.8           1.9
    Paper and Forest Products ................      1         2,583,610           2,431,744         0.5           0.5
    Retail Trade .............................      5        35,407,282          34,022,642         6.2           3.3
    Technology Services ......................      4        40,976,515          43,920,251         8.1           5.0
                                                -----      ------------        ------------       -----         -----
                                                   67       464,520,833         519,969,653        95.4          95.7
SHORT-TERM HOLDING AND
    OTHER ASSETS LESS LIABILITIES ............      1        24,891,373          24,891,373         4.6           4.3
                                                -----      ------------        ------------       -----         -----
NET ASSETS ...................................     68      $489,412,206        $544,861,026       100.0         100.0
                                                =====      ============        ============       =====         =====


LARGEST INDUSTRIES
JUNE 30, 2001

              [Data below represent bar chart in the printed piece]


                                                            MACHINERY
                                                                             AND
    FINANCE AND    DRUGS AND     ELECTRONIC  TECHNOLOGY     INDUSTRIAL
     INSURANCE    HEALTH CARE    TECHNOLOGY   SERVICES      EQUIPMENT
    -----------   -----------    ----------  ----------     ----------
       16.1%         13.9%          13.8%        8.1%           7.2%
    $87,619,822   $75,586,082   $75,354,264  $43,920,251    $39,461,346

PORTFOLIO OVERVIEW




LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


TEN LARGEST PURCHASES                             TEN LARGEST SALES
---------------------                             -----------------
Adelphia Communications (Class A)*                American General**
Xilinx*                                           Lincoln National**
Kraft Foods (Class A)*                            Williams Companies (The)**
Limited (The)*                                    Exelon**
Agere Systems (Class A)*                          Applied Materials**
Microsoft*                                        Guidant**
Citrix Systems*                                   Merck**
Dynegy (Class A)*                                 Bank of New York
Bristol-Myers Squibb*                             Gillette**
Nortel Networks*                                  Vitesse Semiconductor**




Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

--------------------
 * Position added during the period. ** Position eliminated during the period.

LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2001

SECURITY                                 VALUE
--------                              -----------
Microsoft .....................       $25,079,444
General Electric ..............        21,908,250
Citigroup .....................        19,099,863
United Technologies ...........        17,553,096
St. Jude Medical ..............        17,520,000


SECURITY                                 VALUE
--------                              -----------
American International Group ....     $17,148,400
Exxon Mobil .....................      16,858,550
Pitney Bowes ....................      15,449,616
Baxter International ............      14,974,400
Pfizer ..........................      13,176,450

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001


                                          SHARES             VALUE
                                        ----------        -----------
COMMON STOCKS 95.4%
BASIC MATERIALS 0.5%
Masco                                      110,600        $ 2,760,576
                                                          -----------
BIOTECHNOLOGY 0.6%
Genentech*                                  60,200          3,317,020
                                                          -----------
COMMUNICATION
   EQUIPMENT 1.7%
CIENA*                                      37,900          1,440,390
JDS Uniphase*                               60,050            759,332
Lucent Technologies                        210,000          1,302,000
Nortel Networks (Canada)                   157,450          1,431,221
QUALCOMM*                                   75,000          4,386,375
                                                          -----------
                                                            9,319,318
                                                          -----------
COMMUNICATIONS 4.8%
SBC Communications                         266,420         10,672,785
Sprint FON Group                           100,000          2,136,000
Verizon Communications                     241,800         12,936,300
Williams Communications
  Group*                                   176,486            520,634
                                                          -----------
                                                           26,265,719
                                                          -----------
CONSUMER GOODS AND
   SERVICES 3.4%
AOL Time Warner*                           125,800          6,667,400
Kraft Foods (Class A)*                     210,000          6,510,000
PepsiCo                                    121,200          5,357,040
                                                          -----------
                                                           18,534,440
                                                          -----------
DRUGS AND
   HEALTH CARE 13.9%
Abbott Laboratories                        193,000          9,265,930
American Home Products                     126,300          7,380,972
Baxter International                       305,600         14,974,400
Bristol-Myers Squibb                        97,100          5,078,330
Johnson & Johnson                          163,800          8,190,000
Pfizer                                     329,000         13,176,450
St. Jude Medical*                          292,000         17,520,000
                                                          -----------
                                                           75,586,082
                                                          -----------
ELECTRIC AND GAS
   UTILITIES 3.7%
Calpine*                                   178,000          6,728,400
Dynegy (Class A)                           128,000          5,952,000
El Paso                                    144,279          7,580,419
                                                          -----------
                                                           20,260,819
                                                          -----------
ELECTRONIC
   TECHNOLOGY 13.8%
Agere Systems (Class A)*                 1,004,300          7,532,250
Agilent Technologies*                      140,850          4,577,625
Analog Devices*                            179,000          7,741,750
Cisco Systems*                             339,900          6,182,781
Compaq Computer                            348,600          5,399,814
EMC*                                        54,700          1,589,035
Intel                                      367,600         10,743,110
International Business Machines            109,400         12,362,200
Jabil Circuit*                              17,700            546,222
Micron Technology*                          88,900          3,653,790
Novellus Systems*                          121,800          6,917,631
Palm*                                      236,050          1,434,004
Xilinx*                                    163,100          6,674,052
                                                          -----------
                                                           75,354,264
                                                          -----------
ENERGY 7.1%
Baker Hughes                                94,900          3,179,150
BP (ADRs) (United Kingdom)                 134,450          6,702,333

                                         SHARES
                                           OR
                                        PRIN. AMT.            VALUE
                                       -----------       -------------
ENERGY (CONTINUED)
Exxon Mobil                                193,000 shs.  $  16,858,550
Royal Dutch Petroleum
  (NY shares) (Netherlands)                115,250           6,715,617
Schlumberger                                96,850           5,099,153
                                                          ------------
                                                            38,554,803
                                                          ------------
FINANCE AND INSURANCE 16.1%
American International Group               199,400          17,148,400
Bank of New York                           244,150          11,719,200
Chubb                                      160,300          12,412,029
Citigroup                                  361,466          19,099,863
Fannie Mae                                 128,700          10,958,805
Merrill Lynch                              129,300           7,661,025
XL Capital (Class A) (Bermuda)             105,000           8,620,500
                                                          ------------
                                                            87,619,822
                                                          ------------
LEISURE AND HOTELS 0.6%
Starwood Hotels & Resorts
  Worldwide                                 80,700           3,008,496
                                                          ------------
MACHINERY AND INDUSTRIAL
   EQUIPMENT 7.2%
General Electric                           449,400          21,908,250
United Technologies                        239,600          17,553,096
                                                          ------------
                                                            39,461,346
                                                          ------------
MEDIA 4.4%
Adelphia Communications
  (Class A)*                               213,700           8,686,905
Clear Channel Communications*               48,100           3,015,870
Comcast (Class A)*                         220,400           9,543,320
Viacom (Class B)*                           55,200           2,856,600
                                                          ------------
                                                            24,102,695
                                                          ------------
OFFICE EQUIPMENT 2.8%
Pitney Bowes                               366,800          15,449,616
                                                          ------------
PAPER AND FOREST
   PRODUCTS 0.5%
Mead                                        89,600           2,431,744
                                                          ------------
RETAIL TRADE 6.2%
Costco Wholesale*                          150,800           6,192,602
Home Depot (The)                           125,150           5,825,732
Limited (The)                              342,200           5,653,144
May Department Stores                      163,400           5,598,084
Wal-Mart Stores                            220,350          10,753,080
                                                          ------------
                                                            34,022,642
                                                          ------------
TECHNOLOGY SERVICES 8.1%
Citrix Systems*                            222,950           7,797,676
Electronic Data Systems                    118,550           7,409,375
Microsoft*                                 349,150          25,079,444
Oracle*                                    191,200           3,633,756
                                                          ------------
                                                            43,920,251
                                                          ------------
TOTAL COMMON STOCKS
  (Cost $464,520,833)                                      519,969,653
FIXED TIME DEPOSITS 3.6%
  (Cost $19,600,000)
Bank of Montreal, Grand
  Cayman, 4% due 7/2/01               $ 19,600,000          19,600,000
                                                          ------------
TOTAL INVESTMENTS 99.0%
  (Cost $484,120,833)                                      539,569,653
OTHER ASSETS
  LESS LIABILITIES 1.0%                                      5,291,373
                                                          ------------
NET ASSETS 100.0%                                         $544,861,026
                                                          ============
------------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001


ASSETS:
Investments, at value:
  Common stocks (cost $464,520,833) .................................     $519,969,653
  Short-term holding (cost $19,600,000) .............................       19,600,000       $539,569,653
                                                                          ------------
Cash .................................................................................            200,380
Receivable for securities sold .......................................................          7,677,117
Receivable for interest and dividends ................................................            151,815
Investment in, and expenses prepaid to, shareholder service agent ....................            130,588
Receivable for Capital Stock sold ....................................................             82,746
Other ................................................................................             22,323
                                                                                             ------------
TOTAL ASSETS .........................................................................        547,834,622
                                                                                             ------------

LIABILITIES:
Payable for Capital Stock repurchased ................................................          1,411,964
Payable for securities purchased .....................................................            495,703
Management fee payable ...............................................................            296,523
Accrued expenses and other ...........................................................            769,406
                                                                                             ------------
TOTAL LIABILITIES                                                                               2,973,596
                                                                                             ------------
NET ASSETS ...........................................................................       $544,861,026
                                                                                             ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.50 par value; 500,000,000 shares authorized;
  43,643,855 shares outstanding):
  Class A ............................................................................       $ 18,758,863
  Class B ............................................................................          1,143,145
  Class C ............................................................................            419,922
  Class D ............................................................................          1,499,997
Additional paid-in capital ...........................................................        460,959,345
Dividends in excess of net investment income .........................................           (797,536)
Undistributed net realized gain ......................................................          7,428,470
Net unrealized appreciation of investments ...........................................         55,448,820
                                                                                             ------------
NET ASSETS ...........................................................................       $544,861,026
                                                                                             ============
NET ASSET VALUE PER SHARE:
CLASS A ($468,981,409 / 37,517,726 shares) ...........................................             $12.50
                                                                                                =========
CLASS B ($28,297,612 / 2,286,291 shares) .............................................             $12.38
                                                                                                =========
CLASS C ($10,406,140 / 839,844 shares) ...............................................             $12.39
                                                                                                =========
CLASS D ($37,175,865 / 2,999,994 shares) .............................................             $12.39
                                                                                                =========


--------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001



INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $19,389) ............      $   2,735,716
Interest ........................................................            861,837
                                                                       -------------
TOTAL INVESTMENT INCOME .............................................................    $  3,597,553

EXPENSES:
Management fee ..................................................          1,875,066
Distribution and service fees ...................................          1,007,112
Shareholder account services ....................................            602,433
Shareholder reports and communications ..........................             51,724
Custody and related services ....................................             44,056
Registration ....................................................             35,582
Auditing and legal fees .........................................             30,841
Directors' fees and expenses ....................................             12,593
Miscellaneous ...................................................              4,760
                                                                       -------------
TOTAL EXPENSES ......................................................................       3,664,167
                                                                                         ------------
NET INVESTMENT LOSS .................................................................         (66,614)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ................................          9,635,339
Net change in unrealized appreciation of investments ............        (51,182,864)
                                                                       -------------
NET LOSS ON INVESTMENTS .............................................................     (41,547,525)
                                                                                         ------------
DECREASE IN NET ASSETS FROM OPERATIONS ..............................................    $(41,614,139)
                                                                                         ============


--------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS
                                                                          ENDED           YEAR ENDED
                                                                      JUNE 30, 2001    DECEMBER 31, 2000
                                                                      -------------    -----------------
OPERATIONS:
Net investment income (loss) ......................................   $     (66,614)    $   3,016,297
Net realized gain (loss) on investments ...........................       9,635,339          (251,444)
Net change in unrealized appreciation of investments ..............     (51,182,864)      (67,680,540)
                                                                      -------------     -------------
DECREASE IN NET ASSETS FROM OPERATIONS ............................     (41,614,139)      (64,915,687)
                                                                      -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ........................................................        (752,278)       (3,016,941)
   Class B ........................................................              --                --
   Class C ........................................................              --                --
   Class D ........................................................              --                --
Net realized gain on investments:
   Class A ........................................................              --        (7,393,742)
   Class B ........................................................              --          (403,004)
   Class C ........................................................              --           (78,509)
   Class D ........................................................              --          (644,966)
                                                                      -------------     -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .........................        (752,278)      (11,537,162)
                                                                      -------------     -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .................................      11,954,019        22,449,861
Investment of dividends ...........................................         424,106         1,682,455
Exchanged from associated Funds ...................................      28,057,901        85,601,972
Value of shares issued in payment of gain distributions ...........              --         5,949,665
                                                                      -------------     -------------
Total .............................................................      40,436,026       115,683,953
                                                                      -------------     -------------
Cost of shares repurchased ........................................     (55,160,936)     (104,174,654)
Exchanged into associated Funds ...................................     (34,647,635)     (102,629,317)
                                                                      -------------     -------------
Total .............................................................     (89,808,571)     (206,803,971)
                                                                      -------------     -------------
DECREASE IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ................................     (49,372,545)      (91,120,018)
                                                                      -------------     -------------

DECREASE IN NET ASSETS ............................................     (91,738,962)     (167,572,867)
NET ASSETS:
Beginning of period ...............................................     636,599,988       804,172,855
                                                                      -------------     -------------
END OF PERIOD (including (dividends in excess of)/undistributed net
   investment income of $(797,536) and $21,356, respectively) .....   $ 544,861,026     $ 636,599,988
                                                                      =============     =============

-------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Common Stock Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on exdividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2001, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding U.S. Government obligations and short-term investments, for the six months ended June 30, 2001, amounted to $179,969,310 and $227,371,464, respectively.

   At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $109,226,928 and $53,778,108, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund

NOTES TO FINANCIAL STATEMENTS

and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.60% per annum of the next $1 billion of the Fund's average daily net assets, and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $8,191, from sales of Class A shares. Commissions of $61,587 and $16,038 were paid to dealers from sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2001, fees incurred under the Plan aggregated $614,143 or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $144,779, $49,520, and $198,670, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2001, such charges amounted to $20,130.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2001, amounted to $1,766.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2001, Seligman Services, Inc. received commissions of $5,705 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $128,832, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $602,156 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $22,506.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $112,059 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a

NOTES TO FINANCIAL STATEMENTS

commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2001, the Fund did not borrow from the credit facility.

6. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                  CLASS A
                       -------------------------------------------------------------
                            SIX MONTHS ENDED                      YEAR ENDED
                              JUNE 30, 2001                  DECEMBER 31, 2000
                       ----------------------------     ----------------------------
                          SHARES          AMOUNT            SHARES         AMOUNT
                       -----------     ------------     ------------    ------------
Sale of shares             601,634     $  7,657,145          778,785    $ 11,093,330
Investment of
  dividends                 34,010          424,106          117,297       1,682,455
Exchanged from
  associated Funds       1,966,497       24,523,638        4,799,995      67,508,960
Shares issued in
  payment of gain
  distributions                 --               --          349,605       5,062,314
                       -----------     ------------     ------------    ------------
Total                    2,602,141       32,604,889        6,045,682      85,347,059
                       -----------     ------------     ------------    ------------
Cost of shares
  repurchased           (3,691,723)     (46,820,412)      (5,482,312)    (78,571,381)
Exchanged into
  associated Funds      (2,461,741)     (30,918,029)      (5,380,479)    (75,586,485)
                       -----------     ------------     ------------    ------------
Total                   (6,153,464)     (77,738,441)     (10,862,791)   (154,157,866)
                       -----------     ------------     ------------    ------------
Decrease                (3,551,323)    $(45,133,552)      (4,817,109)   $(68,810,807)
                       ===========     ============     ============    ============

                                                  CLASS B
                        ------------------------------------------------------------
                            SIX MONTHS ENDED                      YEAR ENDED
                              JUNE 30, 2001                  DECEMBER 31, 2000
                        --------------------------      ----------------------------
                          SHARES         AMOUNT            SHARES          AMOUNT
                        ----------     -----------      ------------    ------------
Sale of shares              94,930     $ 1,209,895           244,014    $  3,457,252
Investment of
  dividends                     --              --                --              --
Exchanged from
  associated Funds         149,493       1,896,109           719,507      10,031,783
Shares issued in
  payment of gain
  distributions                 --              --            20,967         302,075
                        ----------     -----------      ------------    ------------
Total                      244,423       3,106,004           984,488      13,791,110
                        ----------     -----------      ------------    ------------
Cost of shares
  repurchased             (194,474)     (2,430,782)         (494,424)
Exchanged into
  associated Funds        (108,939)     (1,374,394)         (967,301)    (13,576,988)
                        ----------     -----------      ------------    ------------
Total                     (303,413)     (3,805,176)       (1,461,725)    (20,604,553)
                        ----------     -----------      ------------    ------------
Decrease                   (58,990)    $  (699,172)         (477,237)   $ (6,813,443)
                        ==========     ===========      ============    ============

                                                  CLASS C
                        ------------------------------------------------------------
                            SIX MONTHS ENDED                      YEAR ENDED
                              JUNE 30, 2001                  DECEMBER 31, 2000
                        --------------------------       ---------------------------
                          SHARES          AMOUNT            SHARES        AMOUNT
                        ----------     -----------       -----------   -------------
Sale of shares             138,520     $ 1,756,402           396,773   $ 5,682,342
Investment of
  dividends                     --              --                --            --
Exchanged from
  associated Funds          78,946         977,428           308,537     4,235,961
Shares issued in
  payment of gain
  distributions                 --              --             5,009        72,236
                        ----------     -----------       -----------   -----------
Total                      217,466       2,733,830           710,319     9,990,539
                        ----------     -----------       -----------   -----------
Cost of shares
  repurchased              (81,680)     (1,019,064)          (80,670)   (1,156,802)
Exchanged into
  associated Funds         (76,013)       (985,382)         (146,755)   (2,027,335)
                        ----------     -----------       -----------   -----------
Total                     (157,693)     (2,004,446)         (227,425)   (3,184,137)
                        ----------     -----------       -----------   -----------
Increase                    59,773     $   729,384           482,894   $ 6,806,402
                        ==========     ===========       ===========   ===========

                                                  CLASS D
                        ------------------------------------------------------------
                             SIX MONTHS ENDED                   YEAR ENDED
                               JUNE 30, 2001                 DECEMBER 31, 2000
                        --------------------------      ----------------------------
                         SHARES          AMOUNT            SHARES          AMOUNT
                        ----------    ------------      ------------    ------------
Sale of shares             105,864    $  1,330,577           154,889    $  2,216,937
Investment of
  dividends                     --              --                --              --
Exchanged from
  associated Funds          53,007         660,726           272,111       3,825,268
Shares issued in
  payment of gain
  distributions                 --              --            35,578         513,040
                        ----------    ------------      ------------    ------------
Total                      158,871       1,991,303           462,578       6,555,245
                        ----------    ------------      ------------    ------------
Cost of shares

  repurchased             (389,088)     (4,890,678)       (1,222,882)    (17,418,906)
Exchanged into
  associated Funds        (109,088)     (1,369,830)         (806,830)    (11,438,509)
                        ----------    ------------      ------------    ------------
Total                     (498,176)     (6,260,508)       (2,029,712)    (28,857,415)
                        ----------    ------------      ------------    ------------
Decrease                  (339,305)   $ (4,269,205)       (1,567,134)   $(22,302,170)
                        ==========    ============      ============    ============

Financial Highlights

   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                          CLASS A
                                             -----------------------------------------------------------------
                                             SIX MONTHS                 YEAR ENDED DECEMBER 31,
                                                ENDED       --------------------------------------------------
                                               6/30/01       2000       1999       1998       1997        1996
                                             ---------      ------     ------     ------     ------     ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ........   $13.41      $14.93     $15.77     $15.92     $14.89     $14.19
                                                ------      ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................     0.01        0.08       0.23       0.28       0.30       0.35
Net realized and unrealized gain (loss)
  on investments ............................    (0.90)      (1.36)      0.39       2.32       3.18       1.81
Net realized and unrealized loss
  from foreign currency transactions ........       --          --         --         --      (0.07)        --
                                                ------      ------     ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS ............    (0.89)      (1.28)      0.62       2.60       3.41       2.16
                                                ------      ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income ........    (0.02)      (0.07)     (0.23)     (0.28)     (0.32)     (0.34)
Distributions from net realized capital gains       --       (0.17)     (1.23)     (2.47)     (2.06)     (1.12)
                                                ------      ------     ------     ------     ------     ------
TOTAL DISTRIBUTIONS .........................    (0.02)      (0.24)     (1.46)     (2.75)     (2.38)     (1.46)
                                                ------      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ..............   $12.50      $13.41     $14.93     $15.77     $15.92     $14.89
                                                ======      ======     ======     ======     ======     ======
TOTAL RETURN:                                   (6.64)%     (8.67)%     3.82%     17.40%     23.58%     15.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....   $468,981    $550,547  $684,874   $760,176   $734,635   $656,260
Ratio of expenses to average net assets .....      1.17%+      1.12%     1.13%      1.11%      1.13%      1.15%
Ratio of net investment income to
  average net assets ........................      0.08%+      0.52%     1.49%      1.73%      1.83%      2.36%
Portfolio turnover rate .....................     32.63%       1.27%    70.72%     93.67%    106.02%     56.10%


---------------------
See footnotes on page 16.

FINANCIAL HIGHLIGHTS


                                                                     CLASS B                                    CLASS C
                                              ------------------------------------------- ----------------------------------------
                                               SIX MONTHS      YEAR ENDED DECEMBER 31,     4/22/96*  SIX MONTHS   YEAR   5/27/99*
                                                ENDED     -------------------------------     TO        ENDED     ENDED     TO
                                               6/30/01    2000     1999     1998    1997   12/31/96    6/30/01   12/31/00 12/31/99
                                               -------   ------   ------   ------  ------  --------   -------   --------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ........  $13.30    $14.85   $15.71   $15.88  $14.87   $14.80     $13.32    $14.87   $16.06
                                               ------    ------   ------   ------  ------   ------     ------    ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................   (0.04)    (0.04)    0.11     0.16    0.17     0.15      (0.04)    (0.04)   (0.01)
Net realized and unrealized gain (loss)
  on investments ............................   (0.88)    (1.34)    0.38     2.31    3.17     1.20      (0.89)    (1.34)   (0.07)
Net realized and unrealized loss
  from foreign currency transactions ........      --        --       --       --   (0.07)      --         --        --       --
                                               ------    ------   ------   ------  ------   ------     ------    ------   ------
TOTAL FROM INVESTMENT OPERATIONS ............   (0.92)    (1.38)    0.49     2.47    3.27     1.35      (0.93)    (1.38)   (0.08)
                                               ------    ------   ------   ------  ------   ------     ------    ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ........      --        --    (0.12)   (0.17)  (0.20)   (0.16)        --        --    (0.08)
Distributions from net realized capital gains      --     (0.17)   (1.23)   (2.47)  (2.06)   (1.12)        --     (0.17)   (1.03)
                                               ------    ------   ------   ------  ------   ------     ------    ------   ------
TOTAL DISTRIBUTIONS .........................      --     (0.17)   (1.35)   (2.64)  (2.26)   (1.28)        --     (0.17)   (1.11)
                                               ------    ------   ------   ------  ------   ------     ------    ------   ------
NET ASSET VALUE, END OF PERIOD ..............  $12.38    $13.30   $14.85   $15.71  $15.88   $14.87     $12.39    $13.32   $14.87
                                               ======    ======   ======   ======  ======   ======     ======    ======   ======
TOTAL RETURN:                                  (6.92)    (9.37)%   2.97%   16.48%  22.59%    9.21%    (6.98)%   (9.36)%  (0.64)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....  $28,298   $31,196  $41,928  $35,073 $19,568  $6,451    $10,406   $10,388    $4,420
Ratio of expenses to average net assets .....    1.92%+    1.87%    1.89%    1.87%   1.89%    1.92%+     1.92%+    1.87%     1.91%+
Ratio of net investment income (loss)
  to average net assets .....................   (0.67)%+  (0.23)%   0.73%    0.97%   1.07%    1.55%+    (0.67)%+  (0.23)%   (0.08)%+
Portfolio turnover rate .....................   32.63%    61.27%   70.72%   93.67% 106.02%   56.10%++   32.63%    61.27%    70.72%**



                                                                                CLASS D
                                               ---------------------------------------------------------------
                                               SIX MONTHS                YEAR ENDED DECEMBER 31,
                                                 ENDED      --------------------------------------------------
                                                6/30/01      2000       1999       1998       1997       1996
                                               ---------    ------     ------     ------     ------     ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ........   $13.32      $14.87     $15.73     $15.89     $14.87     $14.16
                                                ------      ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................    (0.04)      (0.04)      0.11       0.16       0.17       0.24
Net realized and unrealized gain
  on investments ............................    (0.89)      (1.34)      0.38       2.32       3.18       1.80
Net realized and unrealized loss
  from foreign currency transactions ........       --          --         --         --      (0.07)        --
                                                ------      ------     ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS ............    (0.93)      (1.38)      0.49       2.48       3.28       2.04
                                                ------      ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income ........       --          --      (0.12)     (0.17)     (0.20)     (0.21)
Distributions from net realized capital gains       --       (0.17)     (1.23)     (2.47)     (2.06)     (1.12)
                                                ------      ------     ------     ------     ------     ------
TOTAL DISTRIBUTIONS .........................       --       (0.17)     (1.35)     (2.64)     (2.26)     (1.33)
                                                ------      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ..............   $12.39      $13.32     $14.87     $15.73     $15.89     $14.87
                                                ======      ======     ======     ======     ======     ======
TOTAL RETURN:                                    (6.98)%     (9.36)%     2.97%     16.55%     22.66%     14.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....  $37,176     $44,469    $72,950    $85,608    $80,896    $63,938
Ratio of expenses to average net assets .....     1.92%+      1.87%      1.89%      1.87%      1.89%      1.91%
Ratio of net investment income (loss) to
  average net assets ........................    (0.67)%+    (0.23)%     0.73%      0.97%      1.07%      1.61%
Portfolio turnover rate .....................    32.63%      61.27%     70.72%     93.67%    106.02%     56.10%


------------------
  * Commencement of offering of shares. ** For the year ended December 31, 1999. + Annualized.
 ++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,

SELIGMAN COMMON STOCK FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Common Stock Fund, Inc., including the portfolio of investments, as of June 30, 2001, and the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for all the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 10, 2001

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 3, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 2, 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS (800) 221-2450 ____ Shareholder Services (800) 445-1777 ____ Retirement Plan Services (212) 682-7600 ____ Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK.

                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF
                                 [Logo Omitted]
                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com











THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMON STOCK FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                                         [Logo omitted]Printed on Recycled Paper

EQCS3  6/01